UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2003

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)
INDIANA	1-7160	35-1101097

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

COACHMEN INDUSTRIES, INC.
2831 DEXTER DRIVE
ELKHART, INDIANA 46514

Address of principal executive offices

Registrant's telephone number, including area code:  (574) 262-0123

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   The following exhibits are filed as a part of this Report:

             99.1   Press Release dated December 15, 2003.

ITEM 9.  INFORMATION FURNISHED PURSUANT TO REGULATION FD

        On December 15, 2003, the Company issued a press release commenting on its fourth quarter performance.
A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.
By:/s/ Jessica Long Jessica Long, Assistant Secretary

Date:  December 15, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION	SEQUENTIALLY NUMBERED PAGES
99.1	Press Release dated December 15, 2003	4

3